The Jensen Portfolio

July 23, 2007

Supplement dated July 23, 2007
to the Statement of Additional Information dated September 28, 2006

On July 11, 2007, the Board of Directors elected Kenneth Thrasher as an Independent Director of The Jensen Portfolio, Inc. (the “Fund”) to fill a vacancy on the Fund’s Board of Directors.  Mr. Thrasher was also appointed to each of the Audit Committee and the Nominating Committee of the Board of Directors.

Within the Statement of Additional Information (“SAI”), please add the following to the “Independent Directors” table beginning on page five of the SAI:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kenneth Thrasher Age: 57 The Jensen Portfolio, Inc. 2130 Pacwest Center 1211 SW Fifth Ave. Portland, OR 97204	Independent Director	Indefinite Term; since July 2007.	Chairman and CEO of Complí, a web-based automotive dealership software solution company (2002 – present).	1	Northwest Natural Gas Company (a natural gas distribution and service provider)

Please add the following to the “Independent Directors/Director Emeritus” table on page nine of the SAI:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Kenneth Thrasher	$0

Please Retain this Supplement for Future Reference